Exhibit 99.1

TGC Industries, Inc. NASDAQ: TGE Global Hunter Securities April 3, 2013

SAFE HARBOR STATEMENT 2 In addition to historical information, this presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: our history of losses and possibility of further losses; the effect of poor operating results on our company; fluctuations in operating results from period to period; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; dependence upon energy industry spending for seismic data acquisition services; the unpredictable nature of forecasting weather; the potential for contract delay or cancellation; the potential for fluctuations in oil and natural gas prices; the impact of litigation; our ability to raise capital and the availability of capital resources; our ability to fully utilize and retain executives; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the seismic data acquisition industry. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future. Although the Company believes the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

COMPANY OVERVIEW Leading provider of onshore seismic data acquisition services in the U.S. and Canada Founded in 1967 - Public as TGC Industries since 1986 Eagle Canada (acquired 2009) – Leading provider of seismic data acquisition services to the Canadian energy industry Provides diversification into new markets, including oil sands and mining Acquires geophysical data using the most advanced three-dimensional (3-D) survey techniques Utilizes both cable and wireless technology Total company current capacity: 16 seismic data acquisition crews 9 ARAM systems, 7 Geospace wireless recording systems Total channel count approximately 137,000 (ARAM, Geospace) Field offices strategically located in key customer centers Houston / Midland / Oklahoma City / Calgary 3

SEISMIC DATA ACQUISITION Seismic data acquisition services Tailored to customer requirements Proprietary contract work only Seismic data acquisition process Survey: TGC has 8 survey crews equipped with the latest Trimble GPS equipment Survey crews deploy source and receiver points and complete ground operations Data Acquisition: Seismic crews, comprised of 40 to 80 people, deploy geophysical equipment in field Sound waves are generated by an energy source, either vibroseis or shot-hole Reflected waves are received by geophones that are connected to channels Channels amplify the analog signal, convert it to digital and transmit the data 4 We maintain complete and continuous quality control systems on all our crews, improving productivity without compromising safety and quality standards.

CURRENT FIELD OPERATIONS 5 9 seismic crews operating in U.S. / 6 crews in Canada (as of February 2013 ) Experienced crews Crew managers have at least 20 years experience 73 vibration vehicles / equipped with advanced electronics 13 shot-hole drill rigs Shot-hole assets replace third party contractors, reducing costs ARAM seismic recording systems ARAM provides increased productivity in seismic data collection Geospace wireless recording systems Can operate in areas where cable crews cannot Can be used in areas requiring specialized applications We help customers reduce finding costs and increase exploration and development productivity.

CUSTOMERS AND CONTRACTS 6 Independent and major E&P companies Loyal customer base Approximately 76% of revenue derived from repeat customers in 2012 Contract mix, 2012 Turnkey 92% Mix of contracts by energy source, 2012 Vibroseis – 92% Shot-hole – 8% Backlog as of December 31, 2012, of approximately $81 million

SEISMIC INDUSTRY FUNDAMENTALS 7 Growth in energy demand requires continued oil and gas exploration and seismic spending Unexplored resources Optimize existing fields Unconventional plays Favorable outlook for oil prices North American market primarily driven by activity in shale plays and oil sands Demand for higher resolution images drives larger and more complex seismic surveys, requiring higher density and higher channel counts Approximately 74 onshore crews currently working in North America Increased use of wireless recording equipment Considerable market opportunity for seismic data acquisition services on land in North America

COMPETITIVE LANDSCAPE 8 Primary peers / competitors include: Dawson Geophysical / Global Geophysical / CGGVeritas TGC’s major competitive advantages: Utilization of the most advanced equipment available Owner of the largest fleet of Geospace wireless data acquisition units in North America Ability to easily move channels between crews in North America as market demands Canadian operations strengthen diversification and enhance growth prospects Low cost structure Shot-hole assets and heliportable capabilities reduce third party costs and improves margins

GROWTH STRATEGIES 9 Utilization of the most advanced equipment Continued investment in the latest technology / approximately $100 million over the last 3 years Growth in wireless data acquisition Over half of TGE’s current channel capacity is wireless Includes multi-component technology Capability for higher channel counts required to meet customer demand for higher resolution, larger jobs Growth opportunities in new markets and geographic regions, including shale plays, oil sands and mining Selective evaluation of new equipment purchases based upon expected market dynamics and demand for services Considering international opportunities in Europe and South America

INVESTMENT CONSIDERATIONS 10 Leading provider of onshore seismic data acquisition services in the U. S. and Canada Canadian operations enhance diversification and growth prospects Approximately 137,000 recording channels, including 70,000 wireless Optimization of equipment and crews / utilizing the most advanced equipment available Flexibility to respond quickly to changes in demand Long-standing, loyal and diverse customer base Low cost structure / strong financial position

FINANCIALS 11

12 REVENUES 67,760 $ In thousands 90,396 86,770 90,432 151,029 196,317 108,319

DILUTED EARNINGS PER SHARE 13 $0.40 $0.38 Per share amounts adjusted to reflect the 5% stock dividends paid in 2006, 2007, 2008, 2009 , 2010, and 2012. $0.34 $0.09 ($0.06) $0.75 $0.53 -$0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2006 2007 2008 2009 2010 2011 2012

EBITDA 14 EBITDA is a non-GAAP financial measure. For a definition of EBITDA and a reconciliation of EBITDA to our net income (loss), see slide 19. $ In thousands 23,940 26,085 26,366 19,529 15,491 37,379 52,282 0 10,000 20,000 30,000 40,000 50,000 60,000 2006 2007 2008 2009 2010 2011 2012

ANNUAL FINANCIAL HIGHLIGHTS 15 $ In thousands, except EPS and percentages Per share amounts adjusted to reflect the 5% stock dividends paid in 2006, 2007, 2008 ,2009, 2010, and 2012. EBITDA is a non-GAAP financial measure. For a definition of EBITDA and a reconciliation of EBITDA to our net income (loss), see slide 19. 2006 2007 2008 2009 2010 2011 2012 Revenues 67,760 90,396 86,770 90,432 108,319 151,029 196,317 D&A Expense 9,540 12,743 13,911 14,621 15,344 19,214 25,503 % of Rev 14.1% 14.1% 16.0% 16.2% 14.2% 12.7% 13.0% Inc from operations 14,400 13,342 12,455 4,908 148 18,165 26,779 Diluted EPS 0.40 0.38 0.34 0.09 (0.06) 0.53 0.75 EBITDA 23,940 26,085 26,366 19,529 15,491 37,379 52,282 EBITDA Margin 35.3% 28.9% 30.4% 21.6% 14.3% 24.7% 26.6%

STRONG CAPITALIZATION 16 $ In thousands 12/31/12 12/31/11 Cash, cash equivalents 8,614 15,746 Short term debt 12,576 7,139 Long term debt 16,298 6,956 Shareholders equity 77,986 63,720 Total liabilities and equity 142,028 99,881

APPENDIX

EXPERIENCED MANAGEMENT TEAM 18 Wayne A. Whitener - President, CEO, Director, 30+ years experience: Director of the Company since 1984; President since July 1986; CEO since 1999; COO from 1986 to 1998. Director of Supreme Industries, Inc. since 2008 and Director of Chase Packaging Corp. since 2009. Daniel G. Winn- Executive VP, 25+ years experience: Executive VP of the Company since November 2009; formerly VP and Operations Manager. Previously, Operations Supervisor for Halliburton Geophysical. Robert Wood – President Eagle Canada, 25+ years experience: President of Eagle Canada for 28 years. James Brata – VP, CFO, 25+ years experience: Secretary and Treasurer of the Company since March 2009; CFO since October 2008. Previously, Assistant Corporate Controller for Sport Supply Group in 2007; President of South TX Outfitters from July 2002 to December 2006. Holds a B.S. degree in Accounting, a Master of Business Administration degree and is a Certified Public Accountant.

EBITDA RECONCILIATION 19 $ In thousands EBITDA is a non-GAAP financial measure. We define EBITDA as net income plus interest expense, income taxes, and depreciation and amortization expense. We use EBITDA as a supplemental financial measure to assess: (i) the financial performance of our assets without regard to financing methods, capital structures, taxes, or historical cost basis; (ii) our liquidity and operating performance over time and in relation to other companies that own similar assets and that we believe calculate EBITDA in a manner similar to us; and (iii) the ability of our assets to generate cash sufficient for us to pay potential interest costs. We also understand that such data is used by investors to assess our performance. However, EBITDA is not a measure of operating income, operating performance, or liquidity presented in accordance with generally accepted accounting principles. When assessing our operating performance or our liquidity, investors should not consider this data in isolation or as a substitute for our net income, cash flow from operating activities, or other cash flow data calculated in accordance with generally accepted accounting principles. EBITDA excludes some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, EBITDA as presented above may not be comparable to similarly titled measures of other companies. Further, the results presented by EBITDA cannot be achieved without incurring the costs that the measure excludes: interest expense, income taxes, and depreciation and amortization. The following table reconciles our EBITDA to our net income (loss). 2012 2011 2012 2011 Net income 4,150,098 $ 3,436,128 $ 15,671,879 $ 10,833,215 $ Depreciation 6,911,388 5,004,503 25,502,597 19,214,069 Interest expense 349,450 209,234 1,222,454 784,425 Income tax expense 2,569,107 2,402,273 9,885,078 6,547,250 EBITDA 13,980,043 $ 11,052,138 $ 52,282,008 $ 37,378,959 $ Three Months Ended December 31, Twelve Months Ended December 31,

TGC Industries, Inc. Thank you for your interest.